UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
AMERISTAR CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S Las Vegas, Nevada	89109

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 567-7000
Not Applicable
Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 3, 2006, Ameristar Casinos, Inc. issued a press release announcing that it has submitted a written proposal to the Board of Directors of Aztar Corporation to acquire Aztar for $42 per common share in an all-cash transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Ameristar Casinos, Inc. dated April 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 3, 2006

AMERISTAR CASINOS, INC.
By:	Peter C. Walsh
Name:	Peter C. Walsh
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Ameristar Casinos, Inc. dated April 3, 2006